United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-00994

Burnham Investors Trust
(Exact name of Registrant as specified in charter)
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Address of principle executive offices) (Zip Code)
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Name and address of agent for service)

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2014

Item 1. Report to Shareholders.

DECEMBER 31, 2014

ANNUAL

Report

THE BURNHAM FAMILY OF FUNDS

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Long/Short Fund

Burnham Fund

For year ended December 31, 2014, the Burnham Fund Class A shares rose 8.04%, vs the Standard & Poor’s 500 Index (‘‘S&P 500’’ is an unmanaged index), which rose 13.69% and the Morningstar Large-Cap Growth Category, which rose 10.00%.

The broad market turned in its sixth straight year of positive returns. However, the year was met by marked volatility after strong performance in 2013 and the first half of 2014. The S&P 500 returned 1.13% in the third quarter (the Fund returned 1.35%) and 4.93% in the fourth quarter (the Fund returned 1.44%). Energy equities were weak in the fourth quarter (see below) which accounted for 1.8% of the 3.2% differential in return (industrials caused an additional 1.2%).

The US economy continued to show strong fundamentals in 2014. After contracting by 2.4% in the first quarter due in part to severe cold weather, GDP rose 4.6% in the second quarter, 5.0% in the third quarter, and 2.6% in the fourth quarter (the advance estimation on 1/30/15), ending the year up 2.4%. The Federal Reserve under Janet Yellen’s chairmanship remained accommodative, and bond rates declined. The unemployment rate ended the year at 5.6% (its lowest level since 2008), housing prices and sales continued to consolidate and recover, inflation was benign, and health care inflation slowed.

As of December 31, 2014, the Fund’s largest sector allocations were consumer cyclical, technology, energy (non-crude production), financial services, and health care. We were overweighted vs. the S&P 500 in consumer cyclical, energy, and technology. Our lowest allocations were basic materials, utilities and real estate. Our best industry allocations (where sector weight contributed to total return) were basic materials, industrials and technology. Positions that contributed most to performance for the year were Williams Companies, Inc. (WMB), Apple Inc. (AAPL), Chipotle Mexican Grill, Inc.(CMG), Energy Transfer Equity, LP (ETE), and Regeneron Pharmaceuticals, Inc.(REGN). Conversely, the sectors that detracted from performance were energy, consumer cyclical, utilities and healthcare (the latter two because the fund was not overweighted in these areas). Positions that detracted from performance were Chicago Bridge and Iron Company* (CBI), Melco Crown Entertainment Ltd.* (MPEL), Las Vegas Sands Corp.* (LVS), Solar City Corporation* (SCTY), and Amazon.com, Inc. (AMZN) (* not held in portfolio at year end).

We believe that relative calm on the domestic front may give way to investor uncertainty because of offshore trends we have discussed in past reports (we referred to currency factors in the Annual Report of 2013, and the Semi-annual Report of 2014). First, the dollar index has risen dramatically since June due to recession/weakness in Europe and China. The strength of the dollar is due to the “safe haven” underpinnings of our country and its stability relative to other economies. However, a great proportion of US companies are global. Analysts can predict revenue that is captured abroad, but the level of currency hedging and whether it is effective in protecting revenue is unknown, and can lead to surprises.

Second, the commodity market basket (the ‘‘CRB’’) tends to move inverse with the dollar. A strong dollar may drive commodity prices lower because they are priced in dollars, including energy. The US today is essentially energy independent, due to high production levels, use of alternative energy, and conservation of resources. Combined with no cutbacks in OPEC production, the effect is a world awash in oil. Prices have collapsed to levels last seen in 2008 — from $104 in June to $54 at the year end, and further to $44 in mid-January 2015.

This downward move is multi-faceted: it impacts petroleum producers’ balance sheets, asset values, exploration economics, and may adversely impact the companies that supply them with durable equipment. The impact on their business is immediate and may restrain GDP in 2015. The decline in the price of crude is already having a destabilizing geo-political impact in the Middle East with countries already in crisis due to ISIS, and its effect can be seen in Russia, where oil represents approximately 40% of its total exports. The US consumer benefits while oil prices are low — we anticipate more consumer spending and savings during this period, comparable to a temporary $200 billion tax cut.

According to Standard & Poor’s, of the companies that have reported earnings for 2014 (as of February 25), 69% have beaten estimates and 20% have missed. Analysts are looking for approximately 9% earnings growth in 2014 (with profit growth lower, as firms have been buying back stock). Some ‘‘misses’’ have been at large US multi-national firms due in part to adverse currency translation. Valuation metrics are higher than last year with a price-earnings ratio of 18.6x trailing earnings and 17.5x 2015 earnings, in fair territory, in our opinion.

We are constructive and selective on equities as we begin 2015. We see the business climate in the US as positive, and shifting to a new stage in the post-crisis business cycle. In its recent statement, the Federal Reserve articulated it would continue to be patient, keep an eye on inflation, and leave short term rates near zero until at least June. Unemployment is at post recession lows, but wages are stagnating for middle income workers, and we expect so see a pickup in wage inflation. We anticipate GDP will be in the 2% to 3% range for 2015.

We seek equities in their own secular growth patterns, and with a predominant (but not exclusive) domestic focus. We target an overall 2% portfolio yield, in line with the S&P 500 index. We believe our core investments reflect this thesis, for example: consumer oriented companies that are market leaders such as Apple in technology, and Costco (COST) in retail; companies that benefit from increased residential spending such as Home Depot (HD); innovators poised to succeed due to growth and resource allocation under the Affordable Care Act such as United Health Care (UNH), and Regeneron (REGN); and select cyclicals that benefit from a long and extended economic recovery such as Boeing (BA). While energy prices are currently low, we believe they will find a level of support near these levels and are likely to move higher. Thus we believe select energy equities have good prospects for overall total return.

We believe the fund is well positioned as we enter 2015. Our mission is to provide a portfolio that is actively managed; not to focus solely on maximum return, but maximum return vs. risk over time. We see our experience in equity selection as critical to navigating the challenges ahead. We thank you for your continued support and wish you the best for the coming year.

Jon Burnham

Portfolio Manager

2	BURNHAM FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries – Common Stock	assets
Information Technology	22.81%
Consumer Discretionary	19.09%
Financial Services	14.18%
Energy	13.47%
Health Care	11.90%
Consumer Staples	9.29%
Telecommunications Services	3.54%
Industrials	2.23%
96.51%

% of net
Top 10 Common Stock Holdings	assets
Apple, Inc.	13.83%
Chipotle Mexican Grill, Inc., Class A	7.35%
The Williams Companies, Inc.	4.83%
The Hain Celestial Group, Inc.	4.17%
American Express Co.	3.93%
Regeneron Pharmaceuticals, Inc.	3.53%
Berkshire Hathaway, Inc., Class B	3.23%
Costco Wholesale Corp.	3.05%
Home Depot, Inc.	3.01%
Starbucks Corp.	2.94%
49.87%

TOTAL RETURN† (For the year ended December 31, 2014)
Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	8.04%	2.65%	13.69%
Three years	14.77%	12.82%	20.41%
Five years	14.31%	13.14%	15.45%
Ten years	7.58%	7.03%	7.67%

Class C
One year	7.25%	6.25%	13.69%
Three years	13.91%	13.91%	20.41%
Five years	13.47%	13.47%	15.45%
Ten years	6.79%	6.79%	7.67%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	8.04%	2.65%	13.69%
Three years	51.19%	43.62%	74.60%
Five years	95.14%	85.38%	105.14%
Ten years	107.68%	97.30%	109.47%

Class C
One year	7.25%	6.25%	13.69%
Three years	47.82%	47.82%	74.60%
Five years	88.09%	88.09%	105.14%
Ten years	92.94%	92.94%	109.47%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FUND	3

Burnham Financial Services Fund

For the year ended December 31, 2014 the Burnham Financial Services Fund Class A shares returned 11.11%, outperforming its benchmark, the Nasdaq Bank Index, which returned 4.91%.

The last half of the year brought with it increased volatility, particularly in the fourth quarter. There were many drivers of the increase including a further flattening of the yield curve that was clearly a surprise to the market, increased geopolitical risk led by instability in Russia and Greece and of course plunging oil and other commodity prices.

Bank merger and acquisitions (‘‘M&A’’) continues to be robust. We had two of our bank holdings announce the were being acquired during the period including, Franklin Financial (FRNK) of Virginia which was acquired by TowneBank (TOWN), another Virginia-based bank, and Heritage Financial (HBOS) in Georgia which was acquired by Renasant Corp (RNST) of Mississippi. We were also the beneficiary of several acquisitions which we consider accretive by our portfolio companies, which also contributed to our outperformance. Another set of events during the period helped to bolster our thesis that we are in the early stages of an M&A cycle. A large regional bank, BB&T Corporation (which we did not hold), announced two whole bank acquisitions. What makes this significant is that the regional banks had been on the sidelines for years due to regulatory restrictions. The BB&T acquisitions, we believe, were a significant sign that the regulatory environment is easing regarding capital deployment by the regional banks, which we believe will continue to help stimulate more M&A activity among the smaller banks as they jockey for scale to make it onto the radar screen of some of the larger acquirers.

Although the regulatory environment continues to favor the small banks, we believe there is no doubt that the regulatory burden remains extreme for subscale banks. This pressure is not applied evenly across all of the banks and instead seems to create tiered regulatory costs based on the processes and infrastructure that the banks have in place. We believe that this has been and we expect will continue to be a material driver of M&A for an extended period of time.

Some of the themes that are being reflected in our portfolio include our belief that the Southeastern US will be a net beneficiary of the influx of new businesses and significant upgrades in transportation infrastructure including a deepening of Charleston harbor to 52 feet, visibility on the opening of the Panama Canal following the massive expansion project that has been underway since 2007 to allow for the much larger containerships in use today, and the continued labor issues experienced at the west coast ports. In 2014, South Carolina Ports saw a 12% increase in container volume compared to only 1% increase at Long Beach, which is one of the busiest west coast ports. These numbers don’t include the significant growth in non-containerized cargo, which was helped by nearly 41,000 BMWs that were moved through the port in Charleston, South Carolina.

In addition, we continue to view quality deposits as a very undervalued ‘‘asset’’ in this low rate environment that is going to be of significant value when rates ultimately rise. We also believe there are a few companies that have created businesses that deserve premiums to their peers as a result of their best in class asset origination capabilities. We are always more cautious on the value of asset generation as lenders can be hired away; however, a few of our portfolio companies have a unique infrastructure in place to support the niche lending that is their specialty. Many other banks that attempt to deploy capital in those loan types without the appropriate underwriting, monitoring and collections infrastructure where ‘‘are the banks that’’ we expect to see credit problems down the road similar to past cycles.

During 2014, we also attempted to exit our exposure to heavily energy dependent economies on the long side, and we expect that we will continue to have opportunities going forward to find short opportunities related to oil prices being depressed for an extended period of time as hedges roll off and capital expenditures contract significantly.

Our top performers for the period included Yadkin Financial (YDKN), BNC Bancorp (BNCN), Ameris Bancorp (ABCB), Park Sterling (PSTB) and Cowen (COWN), while our largest detractors included Regional Management (RM) and Jacksonville Bancorp (JAXB).

Anton Schutz

Portfolio Manager

4	BURNHAM FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

% of net
Industries – Common Stock	assets
Banks — Regional	71.36%
Thrifts & Mortgage Finance	17.34%
Investment Banking & Brokerage	4.17%
Other Diversified Financial Services	2.65%
Diversified Banks	1.25%
Unregistered Investment Company	0.33%
97.10%

% of net
Top 10 Common Stock Holdings	assets
Yadkin Financial Corp.	10.36%
ConnectOne Bancorp, Inc.	7.93%
HomeTrust Bancshares, Inc.	7.42%
BNC Bancorp	4.99%
ASB Bancorp, Inc.	4.22%
Banc of California, Inc.	3.87%
C1 Financial, Inc.	3.31%
Opus Bank	3.22%
Palmetto Bancshares, Inc.	3.10%
Triumph Bancorp, Inc.	3.06%
51.48%

TOTAL RETURN† (For the year ended December 31, 2014)

Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	Nasdaq
Average	charge	charge	Bank
Annual Returns	or CDSC	or CDSC	Index

Class A
One year	11.11%	5.54%	4.91%
Three years	22.91%	20.83%	20.79%
Five years	11.19%	10.06%	12.50%
Ten years	5.70%	5.16%	0.55%

Class C
One year	10.26%	9.26%	4.91%
Three years	21.98%	21.98%	20.79%
Five years	10.34%	10.34%	12.50%
Since inception	6.08%	6.08%	1.68%

	with no	with max.
	sales	sales	Nasdaq
Cumulative	charge	charge	Bank
Total Returns	or CDSC	or CDSC	Index

Class A
One year	11.11%	5.54%	4.91%
Three years	85.70%	76.43%	76.41%
Five years	69.94%	61.46%	80.25%
Ten years	74.00%	65.33%	5.64%

Class C
One year	10.26%	9.26%	4.91%
Three years	81.49%	81.49%	76.41%
Five years	63.59%	63.59%	80.25%
Since inception	77.07%	77.07%	17.55%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FINANCIAL SERVICES FUND	5

Burnham Financial Long/Short Fund

For the year ended December 31, 2014 the Burnham Financial Long/Short Fund Class A shares returned 12.08%, outperforming its benchmark, the KBW Bank Index, which returned 9.35%. We were pleased with the positive performance of our shorts and options this year and continue to utilize those tools with the intent to generate absolute returns. We were able to take advantage of the fluctuations in underlying volatility to help generate returns in our options portfolio, and will continue to opportunistically use options to enhance our management of the Fund.

The last half of the year brought with it increased volatility, particularly in the fourth quarter. There were many drivers of the increase including a further flattening of the yield curve that was clearly a surprise to the market, increased geopolitical risk led by instability in Russia and Greece and of course plunging oil and other commodity prices.

Bank mergers and acquisitions (‘‘M&A’’) continues to be robust, and although our performance was not benefitted by any of our positions being acquired, we were the beneficiary of several accretive acquisitions by our portfolio companies which helped fuel some of our outperformance. Another set of events during the period helped to bolster our thesis that we are in the early stages of an M&A cycle. A large regional bank, BB&T Corporation, announced two whole bank acquisitions. What makes this deal significant is the regional banks had been on the sidelines for years due to regulatory restrictions. The BB&T acquisitions, we believe, were a significant sign that the regulatory environment is easing slightly regarding capital deployment by the regional banks, which we believe will continue to help stimulate more M&A activity among the smaller banks as they jockey for scale to make it onto the radar screen of some of the larger acquirers.

Although the regulatory environment continues to favor the small banks, we believe there is no doubt that the regulatory burden remains extreme for subscale banks. This pressure is not applied evenly across all of the banks, and instead seems to create tiered regulatory cost based on the processes and infrastructure that the banks have in place. We believe that this has been and will continue to be a material driver of M&A for an extended period of time.

Some of the themes that are being reflected in our portfolio include our belief that the southeastern US will be a net beneficiary of the influx of new businesses and significant upgrades in transportation infrastructure, including a deepening of the Charleston Harbor to 52 feet, visibility on the opening of the Panama Canal following the massive expansion project that has been underway since 2007 to allow for the much larger containerships in use today, and lastly, the continued labor issues experienced at the US west coast ports. In 2014, South Carolina ports saw a 12% increase in container volume compared to only a 1% increase at Long Beach, which is one of the busiest west coast ports. These numbers do not include the significant growth in non-containerized cargo, including nearly 41,000 BMWs that were moved through the port in Charleston, South Carolina.

In addition, we continue to view quality deposits as a very undervalued ‘‘asset’’ in this low rate environment that is going to be a significant value when rates eventually rise. We also believe there are a few companies that have created businesses that deserve premiums to their peers as a result of their best in class asset origination capabilities. We are always more cautious on the value of asset generation because lenders can be hired away; however, a few of our portfolio companies have a unique infrastructure in place to support the niche lending that is their specialty, unlike many other banks that attempt to deploy capital in those loan types without the appropriate underwriting, monitoring and collections infrastructure, and where we expect to see credit problems down the road similar to past cycles.

During the 2014 we also attempted to exit our exposure to heavily energy dependent economies on the long side. We expect that we have opportunities going forward to find short opportunities related to oil prices being depressed for an extended period of time as hedges roll off and capital expenditures contract significantly.

Our top performers for the period included Bank of America (BAC), Seacoast Banking Corp (SBCF), South State Corp (SSB), Ameris (ABCB) and Hometrust Bancshares (HTBI). Some of our largest detractors include Hertz (HTZ), Gleacher (GLCH) and Flagstar (FBC).

Anton Schutz

Portfolio Manager

6	BURNHAM FINANCIAL LONG/SHORT FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

Long Positions	97.86%
Short Positions	(24.96)%
Cash and Other Assets, Less Liabilities	27.10%
100.00%

Top 10 Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	67.17%	-10.51%	56.66%
Thrifts & Mortgage Finance	14.72%	-1.87%	12.85%
Other Diversified Financial Services	10.34%	0.00%	10.34%
Diversified Banks	2.80%	-0.14%	2.66%
Investment Banking & Brokerage	2.52%	-1.20%	1.32%
Exchange Traded Funds	0.18%	0.00%	0.18%
Consumer Finance	0.11%	0.00%	0.11%
Data Processing & Outsourcing	0.01%	0.00%	0.01%
Life & Health Insurance	0.00%	-0.04%	-0.04%
Computers & Electronics	0.00%	-0.46%	-0.46%
	97.85%	-14.22%	83.63%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
ConnectOne Bancorp, Inc.	8.06%
HomeTrust Bancshares, Inc.	7.53%
Yadkin Financial Corp.	7.01%
South State Corp.	6.20%
C1 Financial, Inc.	5.86%
Investors Bancorp, Inc.	5.53%
Bank of America Corp.	4.42%
Synovus Financial Corp.	3.34%
Triumph Bancorp, Inc.	3.32%
Citigroup, Inc.	3.27%
54.54%

TOTAL RETURN† (For the year ended December 31, 2014)

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index	S&P 500 Index

Class A
One year	12.08%	6.48%	9.35%	13.69%
Three years	20.18%	18.16%	25.97%	20.41%
Five years	8.54%	7.43%	13.65%	15.45%
Ten years	8.67%	8.12%	(0.79)%	7.67%

Class C
One year	11.33%	10.33%	9.35%	13.69%
Three years	19.35%	19.35%	25.97%	20.41%
Five years	7.79%	7.79%	13.65%	15.45%
Ten years	7.94%	7.94%	(0.79)%	7.67%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index	S&P 500 Index

Class A
One year	12.08%	6.48%	9.35%	13.69%
Three years	73.56%	64.96%	100.13%	74.60%
Five years	50.61%	43.07%	89.63%	105.14%
Ten years	129.76%	118.21%	(7.64)%	109.47%

Class C
One year	11.33%	10.33%	9.35%	13.69%
Three years	70.01%	70.01%	100.13%	74.60%
Five years	45.48%	45.48%	89.63%	105.14%
Ten years	114.65%	114.65%	(7.64)%	109.47%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FINANCIAL LONG/SHORT FUND	7

Burnham Fund

Portfolio Holdings As of December 31, 2014

	Number of
	Shares	Value
Common Stocks 96.51%
(percentage of net assets)
CONSUMER DISCRETIONARY 19.09%
Apparel, Accessories & Luxury 1.46%
• Under Armour, Inc., Class A	30,000	$2,037,000

Casino & Gaming 1.46%
Las Vegas Sands Corp.	35,000	2,035,600

Home Improvement Retail 3.01%
Home Depot, Inc.	40,000	4,198,800

Hotels, Resorts & Cruise Lines 0.65%
Carnival Corp.	20,000	906,600

Internet Retail 2.22%
• Amazon.com, Inc.	10,000	3,103,500

Restaurants 10.29%
• Chipotle Mexican Grill, Inc., Class A	15,000	10,267,650
Starbucks Corp.	50,000	4,102,500
		14,370,150
Total Consumer Discretionary (Cost: $12,613,843)		26,651,650

CONSUMER STAPLES 9.29%
Hypermarkets & Super Centers 5.12%
Costco Wholesale Corp.	30,000	4,252,500
CVS Health Corp.	30,000	2,889,300
		7,141,800
Packaged Food & Meats 4.17%
• The Hain Celestial Group, Inc.	100,000	5,829,000
Total Consumer Staples (Cost: $6,484,731)		12,970,800

ENERGY 13.47%
Oil & Gas — Equipment & Services 0.42%
Halliburton Co.	15,000	589,950

Oil & Gas — Exploration & Production 1.63%
Devon Energy Corp.	30,000	1,836,300
Memorial Production Partners LP	30,000	437,700
		2,274,000
Oil & Gas — Refining & Marketing 1.45%
Calumet Specialty Products Partners LP	90,000	2,016,900

Oil & Gas — Storage & Transportation 9.97%
DCP Midstream Partners LP	32,000	1,453,760
Energy Transfer Equity LP	50,000	2,869,000
Kinder Morgan, Inc.	20,000	846,200
MarkWest Energy Partners LP	30,000	2,015,700
The Williams Companies, Inc.	150,000	6,741,000
		13,925,660
Total Energy (Cost: $10,276,886)		18,806,510

FINANCIAL SERVICES 14.18%
Consumer Products 3.93%
American Express Co.	59,000	5,489,360

Diversified Banks 4.59%
Bank of America Corp.	100,000	1,789,000
JPMorgan Chase & Co.	30,000	1,877,400
Wells Fargo & Co.	50,000	2,741,000
		6,407,400
Property & Casualty Insurance 5.66%
• Berkshire Hathaway, Inc., Class B	30,000	$4,504,500
Everest Re Group, Ltd.	20,000	3,406,000
		7,910,500
Total Financial Services (Cost: $10,706,430)		19,807,260

HEALTH CARE 11.90%
Biotechnology 5.52%
• Gilead Sciences, Inc.	10,000	942,600
• Illumina, Inc.	10,000	1,845,800
• Regeneron Pharmaceuticals, Inc.	12,000	4,923,000
		7,711,400
Health Care Equipment 0.64%
Aetna, Inc.	10,000	888,300

Health Care Services 4.60%
• Express Scripts Holding Co.	40,000	3,386,800
UnitedHealth Group, Inc.	30,000	3,032,700
		6,419,500
Pharmaceuticals 1.14%
Amgen, Inc.	10,000	1,592,900
Total Health Care (Cost: $10,624,362)		16,612,100

INDUSTRIALS 2.23%
Aerospace & Defense 0.93%
The Boeing Co.	10,000	1,299,800

Construction & Engineering 0.40%
Manitowoc Co., Inc.	25,000	552,500

Electrical Equipment Conglomerate 0.90%
General Electric Co.	50,000	1,263,500
Total Industrials (Cost: $2,384,575)		3,115,800

INFORMATION TECHNOLOGY 22.81%
Computer Hardware 14.93%
Apple, Inc.	175,000	19,316,500
• Palo Alto Networks, Inc.	12,500	1,532,125
		20,848,625
Internet Software & Services 7.88%
• Facebook, Inc., Class A	20,000	1,560,400
• Google, Inc., Class A	5,000	2,653,300
• Google, Inc., Class C	5,000	2,632,000
• LinkedIn Corp., Class A	15,000	3,445,650
• Twitter, Inc.	20,000	717,400
		11,008,750
Total Information Technology (Cost: $10,630,364)		31,857,375

TELECOMMUNICATIONS SERVICES 3.54%
Integrated Telecommunications Services 3.54%
Comcast Corp., Class A	45,000	2,610,450
Verizon Communications, Inc.	50,000	2,339,000
		4,949,450
Total Telecommunications Services
(Cost: $3,143,163)		4,949,450
Total Common Stocks (Cost: $66,864,354)		134,770,945

8	BURNHAM FUND	See Notes to Financial Statements

Burnham Fund

Portfolio Holdings (Continued) As of December 31, 2014

	Number of
	Shares	Value
Short-Term Instruments 2.91%
(percentage of net assets)

Money Market Fund 2.91%
Fidelity Treasury Portfolio, 0.010%	4,056,984	$4,056,984
Total Money Market Fund (Cost: $4,056,984)		4,056,984
Total Short-Term Instruments (Cost: $4,056,984)		4,056,984

Total Investments 99.42%
(Cost: $70,921,338)		$138,827,929

Cash and other assets, less liabilities 0.58%		804,007

Net Assets 100.00%		$139,631,936

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2014, based on securities owned was $68,870,591.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2014 was $70,473,209 and $(515,871), respectively, and net unrealized appreciation was $69,957,338.

•	Indicates securities that do not produce income.

See Notes to Financial Statements	BURNHAM FUND	9

Burnham Financial Services Fund

Portfolio Holdings As of December 31, 2014

	Number of
	Shares	Value
Common Stocks 97.10%
(percentage of net assets)
BANKS 72.61%
Banks — Regional 71.36%
Ameris Bancorp	100,000	$2,564,000
BNC Bancorp	257,539	4,432,246
• C1 Financial, Inc.	161,003	2,944,745
CoBiz Financial, Inc.	75,000	984,750
ConnectOne Bancorp, Inc.	371,141	7,051,679
Fidelity Southern Corp.	91,704	1,477,351
Financial Institutions, Inc.	27,662	695,699
First Bancorp	28,050	518,084
First Community Corp.	155,880	1,775,473
• First Security Group, Inc.	1,039,551	2,349,385
Guaranty Bancorp	44,295	639,620
• HomeTrust Bancshares, Inc.	395,904	6,595,761
• Jacksonville Bancorp, Inc.	98,594	1,210,734
NBT Bancorp, Inc.	27,223	715,148
• NewBridge Bancorp	163,035	1,420,035
• Opus Bank	100,810	2,859,980
Palmetto Bancshares, Inc.	165,299	2,760,493
Park Sterling Corp.	300,000	2,205,000
• Seacoast Banking Corporation of Florida	175,000	2,406,250
• Select Bancorp, Inc.	88,776	654,279
• Shore Bancshares, Inc.	137,500	1,284,429
South State Corp.	25,000	1,677,000
Southern National Bancorp of Virginia, Inc.	105,420	1,191,246
State Bank Financial Corp.	31,274	624,855
• Sun Bancorp, Inc.	24,038	466,337
• Triumph Bancorp, Inc.	201,078	2,724,607
• Yadkin Financial Corp.	468,767	9,211,272
		63,440,458
Diversified Banks 1.25%
• Square 1 Financial, Inc., Class A	45,158	1,115,402
Total Banks (Cost: $49,407,598)		64,555,860

DIVERSIFIED FINANCIALS 7.15%
Investment Banking & Brokerage 4.17%
• Cowen Group, Inc., Class A	509,080	2,443,584
• SWS Group, Inc.	183,068	1,265,000
		3,708,584
Other Diversified Financial Services 2.65%
• Performant Financial Corp.	142,200	945,630
Silvercrest Asset Management Group,
Inc., Class A	90,379	1,414,431
		2,360,061
Unregistered Investment Company 0.33%
• Peregrine Holdings LLC 144Aa,10,11,14	275,000	292,006
Total Diversified Financials (Cost: $5,072,571)		6,360,651

THRIFTS & MORTGAGE FINANCE 17.34%
Thrifts & Mortgage Finance 17.34%
• ASB Bancorp, Inc.	182,429	3,750,740
Astoria Financial Corp.	50,000	668,000
• Atlantic Coast Financial Corp.	538,908	2,144,854
Banc of California, Inc.	300,000	3,441,000
First Niagara Financial Group, Inc.	33,930	286,030
Fox Chase Bancorp, Inc.	25,083	418,134
• Franklin Financial Corp.	50,000	1,059,000
Investors Bancorp, Inc.	100,000	1,122,500
• Kearny Financial Corp.	70,000	962,500
• Ladder Capital Corp.	63,498	1,245,196
Simplicity Bancorp, Inc.	18,409	315,714
		15,413,668
Total Thrifts & Mortgage Finance
(Cost: $12,322,173)		15,413,668
Total Common Stocks (Cost: $66,802,342)		86,330,179

Warrants 2.42%
(percentage of net assets)
BANKS 2.42%
Banks — Regional 2.42%
• M&T Bank Corp., Expires 12/23/18	40,000	2,146,000
• Porter Bancorp, Inc., Expires 6/30/15[a,14]	45,651	—
		2,146,000
Total Banks (Cost: $1,281,600)		2,146,000
Total Warrants (Cost: $1,281,600)		2,146,000

Short-Term Instruments 0.48%
(percentage of net assets)

Money Market Fund 0.48%
Fidelity Treasury Portfolio,0.010%	427,345	427,345
Total Money Market Fund (Cost: $427,345)		427,345
Total Short-Term Instruments (Cost: $427,345)		427,345
Total Investments 100.00% (Cost: $68,511,287)		$88,903,524
Cash and other assets, less liabilities 0.00%[b]		2,827
Net Assets 100.00%		$88,906,351

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2014, based on securities owned was $69,207,880.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2014 was $20,673,861 and $(978,217), respectively, and net unrealized appreciation was $19,695,644.

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.

•	Indicates securities that do not produce income.
[a]	Indicates a fair valued security. Total market value for fair valued securities is $292,006, representing 0.33% of net assets.
[b]	Rounds to less than 0.005%.

10	BURNHAM FINANCIAL SERVICES FUND	See Notes to Financial Statements

Burnham Financial Long/Short Fund

Portfolio Holdings As of December 31, 2014

	Number of
	Shares	Value
Common Stocks 94.54%
(percentage of net assets)
BANKS 67.07%
Banks — Regional 64.40%
Ameris Bancorp[a]	94,595	$2,425,416
BNC Bancorp	46,637	802,623
• C1 Financial, Inc.	260,060	4,756,497
ConnectOne Bancorp, Inc.[a]	344,443	6,544,417
Fidelity Southern Corp.	91,704	1,477,351
Financial Institutions, Inc.	27,662	695,699
Home BancShares, Inc.[a]	50,000	1,608,000
• HomeTrust Bancshares, Inc.[a]	367,020	6,114,553
• Jacksonville Bancorp, Inc.	38,742	475,752
NBT Bancorp, Inc.[a]	54,447	1,430,323
• NewBridge Bancorp	100,000	871,000
• Opus Bank	60,270	1,709,860
Palmetto Bancshares, Inc.	121,981	2,037,083
Regions Financial Corp.[a]	100,000	1,056,000
• Seacoast Banking Corporation of Florida	175,000	2,406,250
South State Corp.[a]	75,000	5,031,000
State Bank Financial Corp.	56,274	1,124,354
Synovus Financial Corp.[a]	100,000	2,709,000
Talmer Bancorp, Inc., Class A	43,325	608,283
• Triumph Bancorp, Inc.	198,694	2,692,304
• Yadkin Financial Corp.[a]	289,729	5,693,175
		52,268,940
Diversified Banks 2.67%
• Square 1 Financial, Inc., Class A	45,159	1,115,427
SunTrust Banks, Inc.[b]	25,000	1,047,500
		2,162,927
Total Banks (Cost: $44,515,055)		54,431,867

DIVERSIFIED FINANCIALS 12.75%
Investment Banking & Brokerage 2.43%
• Cowen Group, Inc., Class A	411,241	1,973,957
Other Diversified Financial Services 10.32%
Bank of America Corp.[a]	200,600	3,588,734
Citigroup, Inc.[b]	50,000	2,705,500
Silvercrest Asset Management Group, Inc., Class A	132,832	2,078,821
		8,373,055
Total Diversified Financials (Cost: $7,349,470)		10,347,012

THRIFTS & MORTGAGE FINANCE 14.72%
Thrifts & Mortgage Finance 14.72%
• ASB Bancorp, Inc.	23,394	480,981
Astoria Financial Corp.	50,000	668,000
Banc of California, Inc.	100,000	1,147,000
First Niagara Financial Group, Inc.	83,930	707,530
• Flagstar Bancorp, Inc.	100,000	1,573,000
Investors Bancorp, Inc.[a]	400,000	4,490,000
• Ladder Capital Corp.	63,498	1,245,196
TFS Financial Corp.	65,050	968,269
ViewPoint Financial Group, Inc.	27,933	666,202
		11,946,178
Total Thrifts & Mortgage Finance (Cost: $7,977,261)		11,946,178
Total Common Stocks (Cost: $59,841,786)		76,725,057

Warrants 2.64%
(percentage of net assets)

BANKS 2.64%
Banks — Regional 2.64%
• M&T Bank Corp., Expires 12/23/18	40,000	2,146,000
• Porter Bancorp, Inc., Expires 6/30/15[c,14]	136,956	—
		2,146,000
Total Banks (Cost: $1,281,600)		2,146,000
Total Warrants (Cost: $1,281,600)		2,146,000

	Number of
	Contracts
Put Option Long 0.68%
(percentage of net assets)
BANKS 0.25%
Banks — Regional 0.12%
BB&T Corp., Puts
@ 39 due Jan 2015	1,000	41,000
PNC Bank Corp., Puts
@ 87.5 due Jan 2015	250	11,000
@ 90 due Jan 2015	150	16,050
Zion Bancorporation, Puts
@ 28 due Jan 2015	1,000	30,000
		98,050
Diversified Banks 0.13%
Comerica, Inc., Puts
@ 42 due Jan 2015	250	1,500
@ 44 due Jan 2015	400	9,200
@ 45 due Jan 2015	200	7,800
U.S. Bancorp, Puts
@ 44 due Jan 2015	250	4,500
@ 45.5 due Jan 2015	500	36,500
Wells Fargo & Co., Puts
@ 55 due Jan 2015	500	47,000
		106,500
Total Banks (Cost: $243,725)		204,550

DIVERSIFIED FINANCIALS 0.24%
Asset Management & Custody Banks 0.03%
Northern Trust Corp., Puts
@ 65 due Jan 2015	250	1,250
State Street Corp., Puts
@ 75 due Jan 2015	300	8,100
@ 77.5 due Jan 2015	200	14,800
		24,150
Consumer Finance 0.11%
American Express Co., Puts
@ 91 due Jan 2015	300	28,800
Capital One Financial Corp., Puts
@ 80 due Jan 2015	250	7,500
@ 82.5 due Jan 2015	200	20,800
Charles Schwab Corp., Puts
@ 30 due Jan 2015	500	25,000
Discover Financial Services, Puts
@ 62.5 due Jan 2015	250	4,250
		86,350

See Notes to Financial Statements	BURNHAM FINANCIAL LONG/SHORT FUND	11

Burnham Financial Long/Short Fund
Portfolio Holdings (Continued) As of December 31, 2014

	Number of
	Contracts	Value
Investment Banking & Brokerage 0.08%
Bank of NY Mellon Co., Puts
@ 41.5 due Jan 2015	250	$26,750
Morgan Stanley, Puts
@ 36 due Jan 2015	500	6,000
@ 38.5 due Jan 2015	500	30,500
TD Ameritrade Holding Corp., Puts
@ 34.5 due Jan 2015	400	6,400
		69,650
Multi-line Insurance 0.00%[d]
The Travelers Cos., Puts
@ 95 due Jan 2015	250	—
Other Diversified Financial Services 0.02%
JP Morgan Chase & Co., Puts
@ 61.5 due Jan 2015	250	18,500
Total Diversified Financials (Cost: $321,257)		198,650

EXCHANGE TRADED FUNDS 0.18%
Exchange Traded Funds 0.18%
Financial Select Sector SPDR, Puts
@ 24 due Jan 2015	2,000	24,000
@ 25 due Jan 2015	2,000	94,000
SPDR S&P Regional Banking, Puts
@ 40.5 due Jan 2015	500	25,000
		143,000
Total Exchange Traded Funds (Cost: $123,172)		143,000

INFORMATION TECHNOLOGY 0.01%
Data Processing & Outsourcing 0.01%
Western Union Co., Puts
@ 17 due Jan 2015	1,000	5,000
		5,000
Total Information Technology (Cost: $17,048)		5,000
Total Put Option Long (Cost: $705,202)		551,200

	Number of
	Shares
Short-Term Instruments 1.99%
(percentage of net assets)

Money Market Fund 1.99%
Fidelity Treasury Portfolio, 0.010%	1,616,311	1,616,311
Total Money Market Fund (Cost: $1,616,311)		1,616,311
Total Short-Term Instruments (Cost: $1,616,311)		1,616,311
Total Investments 99.85%
(Cost: $63,444,899)		$81,038,568

Short Sales (24.68)%
(Proceeds: $18,685,196)		(20,026,076)

Call option written (0.14)%
(Premiums received: $74,253)		(113,500)

Put option written (0.14)%
(Premiums received: $284,475)		(111,700)
Cash and other assets, less liabilities 25.11%		20,370,743
Net Assets 100.00%		$81,158,035

	Number of
	Shares	Value
Short Sales (24.68)%
(percentage of net assets)
BANKS (10.51)%
Banks — Regional (10.51)%
Associated Banc-Corp	(25,000)	$(465,750)
BancorpSouth, Inc.	(50,000)	(1,125,500)
Community Bank System, Inc.	(50,000)	(1,906,500)
Cullen/Frost Bankers, Inc.	(7,500)	(529,800)
First Commonwealth Financial Corp.	(25,000)	(230,500)
Old National Bancorp	(50,000)	(744,000)
•Signature Bank	(12,997)	(1,637,102)
Trustmark Corp.	(25,000)	(613,500)
WesBanco, Inc.	(36,635)	(1,274,898)
		(8,527,550)
Total Banks (Proceeds: $7,981,081)		(8,527,550)

CONSUMER DISCRETIONARY (0.46)%
Computers & Electronics (0.46)%
Rent-A-Center, Inc.	(10,190)	(370,101)
Total Consumer Discretionary (Proceeds: $315,911)		(370,101)

DIVERSIFIED FINANCIALS (9.21)%
Asset Management & Custody Banks (2.12)%
Eaton Vance Corp.	(15,000)	(613,950)
Franklin Resources Inc.	(20,000)	(1,107,400)
		(1,721,350)
Consumer Products (0.81)%
TAL International Group, Inc.	(15,000)	(653,550)
Investment Banking & Brokerage (1.10)%
TD Ameritrade Holding Corp.	(25,000)	(894,500)
Multi-line Insurance (2.94)%
The Travelers Cos., Inc.	(22,500)	(2,381,625)
Real Estate Investment Trust (2.24)%
Simon Property Group, Inc.	(10,000)	(1,821,100)
Total Diversified Financials (Proceeds: $6,814,145)		(7,472,125)

INFORMATION TECHNOLOGY (2.63)%
Internet Software & Services (2.63)%
Jack Henry & Associates, Inc.	(20,000)	(1,242,800)
Western Union Co.	(50,000)	(895,500)
		(2,138,300)
Total Information Technology
(Proceeds: $2,044,908)		(2,138,300)

THRIFTS & MORTGAGE FINANCE (1.87)%
Thrifts & Mortgage Finance (1.87)%
People’s United Financial, Inc.	(100,000)	(1,518,000)
Total Thrifts & Mortgage Finance (Proceeds: $1,529,151)		(1,518,000)
Total Short Sales (Proceeds: $18,685,196)		(20,026,076)

12	BURNHAM FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

Burnham Financial Long/Short Fund
Portfolio Holdings (Continued) As of December 31, 2014

	Number of
	Contracts	Value
Call Option Written (0.14)%
(percentage of net assets)
BANKS (0.14)%
Diversified Banks (0.14)%
Citigroup, Inc., Calls
@ 52.5 due Jan 2015	(250)	$(55,250)
SunTrust Banks, Inc., Calls
@ 40 due Jan 2015	(250)	(58,250)
		(113,500)
Total Banks (Premiums received: $74,253)		(113,500)
Total Call Option Written (Premiums received: $74,253)		(113,500)

Put Option Written (0.14)%
(percentage of net assets)
DIVERSIFIED FINANCIALS (0.14)%

Investment Banking & Brokerage (0.10)%
Evercore Partners Ins., Puts
@ 45 due Mar 2015	(400)	(28,000)
Lazard Ltd., Puts
@ 46 due Mar 2015	(450)	(49,500)
		(77,500)
Life & Health Insurance (0.04)%
Prudential Financial, Inc., Puts
@ 77.5 due Mar 2015	(200)	(12,200)
@ 80 due Mar 2015	(200)	(22,000)
		(34,200)
Total Diversified Financials (Premiums received: $284,475)		(111,700)
Total Put Option Written (Premiums received: $284,475)		(111,700)

Federal Income Tax Basis of Investments

The tax cost of investments at December 31, 2014 was $64,034,172.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2014 was $17,546,762 and $(542,366), respectively, and net unrealized appreciation was $17,004,396.

•	Indicates securities that do not produce income.

[a]	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $29,684,822. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

[b]	Securities or partial securities on which call/put options were written.

[c]	Indicates a fair valued security. Total market value for fair valued securities is $0, representing 0.00% of net assets.

[d]	Rounds to less than 0.005%.

See Notes to Financial Statements	BURNHAM FINANCIAL LONG/SHORT FUND	13

Statements of Assets and Liabilities as of December 31, 2014

			Burnham
		Burnham	Financial
	Burnham	Financial	Long/Short
	Fund	Services Fund	Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$70,921,338	$68,219,281	$63,444,899
Investments at cost of affiliated securities[10,14]	—	292,006	—
Total investments at cost	70,921,338	68,511,287	63,444,899
Net unrealized appreciation on unaffiliated investments	67,906,591	20,392,237	17,593,669
Total investments at value	138,827,929	88,903,524	81,038,568
Cash	2,380	—	—
Cash on deposit for securities sold short	—	—	17,588,077
Dividends and interest receivable	11,545	48,644	37,275
Receivable for capital stock sold	13,153	224,101	471,826
Receivable for investments sold	1,701,592	—	2,569,323
Prepaid expenses	7,597	14,640	22,325
Total assets	140,564,196	89,190,909	101,727,394

Liabilities:
Payable for dividend declared on short sales	—	—	38,505
Payable for fund shares redeemed	173,439	77,176	155,606
Payable for investments purchased	566,638	67,736	—
Short sales at value*	—	—	20,026,076
Options written at value**[7,15]	—	—	225,200
Payable for auditing and legal fees	35,844	35,845	44,845
Payable for administration fees[2]	18,040	11,152	9,911
Payable for investment advisory fees[3]	23,593	32,401	21,275
Payable for distribution fees and service fees[4]	39,718	26,091	25,952
Payable for printing fees	11,721	11,787	4,516
Payable for transfer agent fees	50,773	14,804	9,938
Accrued expenses and other payables	12,494	7,566	7,535
Total liabilities	932,260	284,558	20,569,359
Net assets	$139,631,936	$88,906,351	$81,158,035

Analysis of Net Assets:[8]
By source:
Par value	$373,757	$321,428	$547,706
Capital paid-in	68,210,537	68,010,410	64,100,388
Accumulated undistributed net investment (loss)	(1,114,885)	—	—
Accumulated net realized gain on investments	4,255,936	182,276	123,624
Net unrealized appreciation on investments, written options and short sales	67,906,591	20,392,237	16,386,317
Net assets	$139,631,936	$88,906,351	$81,158,035

By share class:
Net assets:
Class A	$124,214,690	$76,726,270	$70,544,260
Class C	$15,417,246	$12,180,081	$10,613,775
NAV (par value $0.10 per share)
Class A5	$37.64	$27.88	$14.92
Class C	$35.23	$26.36	$14.17
Capital Shares outstanding:
(unlimited number of Shares has been authorized)
Class A	3,299,958	2,752,258	4,727,800
Class C	437,608	462,026	749,257

*	The payables for shorts include proceeds received for the following amounts: Burnham Financial Long/Short Fund $18,685,196.
**	The payables for options written include premiums received for the following amounts: Burnham Financial Long/Short Fund $358,728.

14	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Operations For the year ended December 31, 2014

			Burnham
		Burnham	Financial
	Burnham	Financial	Long/Short
	Fund	Services Fund	Fund
Investment Income:
Interest	$482	$167	$202
Dividends*	2,393,515	861,438	981,591
Total income	2,393,997	861,605	981,793

Expenses:
Investment advisory fees[3]	889,425	639,899	654,464
Performance adjustment	—	—	(34,752)
Administration fees[2]	222,356	127,980	109,077
Interest expense on securities sold short	—	—	58,134
Dividend expense on securities sold short	—	—	300,955
Service fees (Class C)[4]	40,933	25,208	22,944
Distribution fees (Class A)[4]	329,661	188,091	190,622
Distribution fees (Class C)[4]	122,799	75,625	68,831
Transfer agent fees	180,512	115,539	93,071
Audit and legal fees	77,498	77,498	86,499
Reports to shareholders	23,920	23,987	16,900
Trustees’ fees and insurance expenses	75,559	76,643	76,633
Custodian fees	19,924	17,863	25,201
Registration fees and expenses	54,176	43,730	44,442
Fund accounting expenses	92,375	59,381	53,271
Miscellaneous expenses	12,784	5,686	5,935
Total expenses before recoupment/reimbursement	2,141,922	1,477,130	1,772,227
Net contractual recoupment/(reimbursement) by adviser[6]	—	134,283	(38,330)
Net expenses	2,141,922	1,611,413	1,733,897
Net investment income (loss)	$252,075	$(749,808)	$(752,104)
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain on investments	7,145,742	4,001,283	1,510,616
Realized loss from affiliate	—	(3,275)	—
Realized gain on written options	64,529	—	2,746,706
Realized gain on short sales	—	—	350,358
Net realized gain from securities, written options and short sales transactions	7,210,271	3,998,008	4,607,680

Unrealized appreciation/(depreciation) on:
Net unrealized appreciation on investments	3,619,361	5,646,370	4,617,969
Net unrealized depreciation on written options	(26,391)	—	(404,921)
Net unrealized appreciation on short sales transactions	—	—	449,074
Net unrealized appreciation of investments, written options and short sales transactions	3,592,970	5,646,370	4,662,122
Net realized and unrealized gain on investments, written options and short sales transactions	10,803,241	9,644,378	9,269,802
Net increase in net assets resulting from operations	$11,055,316	$8,894,570	$8,517,698

*	Net of foreign taxes withheld of $1,680 for the Burnham Fund.

See Notes to Financial Statements	OPERATIONS	15

Statements of Changes in Net Assets

			Burnham Financial		Burnham Financial
	Burnham Fund		Services Fund		Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$252,075	$748,774	$(749,808)	$(426,410)	$(752,104)	$(65,065)
Net realized gain from transactions	7,210,271	10,791,280	3,998,008	5,148,775	4,607,680	407,345
Unrealized appreciation	3,592,970	23,809,696	5,646,370	15,698,992	4,662,122	13,740,506
Net increase in net assets resulting from operations	11,055,316	35,349,750	8,894,570	20,421,357	8,517,698	14,082,786

Distributions to shareholders:
From net investment income:
Class A shares	(449,325)	(110,221)	—	—	—	—
Total distributions from net investment income	(449,325)	(110,221)	—	—	—	—

From realized gains from securities transactions:
Class A shares	(6,083,266)	(9,288,965)	(2,004,966)	—	(2,876,447)	(861,772)
Class C shares	(806,083)	(1,196,489)	(330,737)	—	(463,893)	(113,872)
Total distributions from realized gains	(6,889,349)	(10,485,454)	(2,335,703)	—	(3,340,340)	(975,644)
Total distributions to shareholders	(7,338,674)	(10,595,675)	(2,335,703)	—	(3,340,340)	(975,644)
Increase/(decrease) in net assets derived from capital share transactions	(27,375,630)	(20,050,699)	(2,118,717)	13,988,240	(462,123)	5,731,710
Redemption fees[13]	325	10,920	1,765	2,781	1,283	4,090
Increase/(decrease) in net assets for the period	(23,658,663)	4,714,296	4,441,915	34,412,378	4,716,518	18,842,942

Net assets:
Beginning of year	163,290,599	158,576,303	84,464,436	50,052,058	76,441,517	57,598,575
End of year	$139,631,936	$163,290,599	$88,906,351	$84,464,436	$81,158,035	$76,441,517
Undistributed net investment loss, end of year	$(1,114,885)	$(456,558)	$—	$—	$—	$—

16	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

			Burnham Financial		Burnham Financial
	Burnham Fund		Services Fund		Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$2,638,781	$16,586,646	$17,583,223	$32,948,596	$22,735,776	$18,937,681
Net asset value of shares issued to shareholders in reinvestment of dividends	5,898,204	8,451,328	1,692,589	—	2,610,373	775,450
Cost of shares redeemed	(33,222,735)	(47,175,255)	(25,619,011)	(20,676,712)	(27,325,587)	(13,900,653)
Net increase/(decrease)	$(24,685,750)	$(22,137,281)	$(6,343,199)	$12,271,884	$(1,979,438)	$5,812,478
Class C
Net proceeds from sale of shares	$924,199	$3,446,175	$4,739,103	$2,404,064	$1,930,408	$1,382,076
Net asset value of shares issued to shareholders in reinvestment of dividends	772,184	1,140,159	304,315	—	435,605	105,488
Cost of shares redeemed	(4,386,263)	(2,499,752)	(818,936)	(687,708)	(848,698)	(1,568,332)
Net increase/(decrease)	$(2,689,880)	$2,086,582	$4,224,482	$1,716,356	$1,517,315	$(80,768)
Net increase/(decrease) in net assets derived from capital shares transactions	$(27,375,630)	$(20,050,699)	$(2,118,717)	$13,988,240	$(462,123)	$5,731,710

Share Transactions
Class A
Shares sold	70,705	487,802	662,127	1,499,990	1,568,613	1,516,127
Shares issued for reinvestments	157,243	236,071	61,549	—	176,735	56,520
Shares redeemed	(885,682)	(1,348,415)	(967,126)	(929,370)	(1,904,660)	(1,110,117)
Net increase/(decrease)	(657,734)	(624,542)	(243,450)	570,620	(159,312)	462,530

Class C
Shares sold	26,233	104,489	187,272	113,444	139,260	114,501
Shares issued for reinvestments	21,994	33,772	11,700	—	31,048	8,022
Shares redeemed	(124,560)	(73,337)	(32,088)	(31,157)	(61,611)	(130,381)
Net increase/(decrease)	(76,333)	64,924	166,884	82,287	108,697	(7,858)

See Notes to Financial Statements	CHANGES IN NET ASSETS	17

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
							Distributions
			Net realized				from capital
	Net asset	Net	and unrealized		Dividends		gains (from
	value,	investment	gain (loss)	Total from	from net	Distributions	securities
	beginning	income	on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]	and options[7]	operations	income	of capital	transactions)	distributions
Burnham Fund
CLASS A SHARES[c]
12/31/2014	$36.76	$0.10	$2.85	$2.95	$(0.14)	$—	$(1.93)	$(2.07)
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)
12/31/2011	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)
12/31/2010	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)

CLASS C SHARES
12/31/2014	$34.65	$(0.18)	$2.69	$2.51	$—	$—	$(1.93)	$(1.93)
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)
12/31/2011	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)
12/31/2010	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)

Burnham Financial Services Fund
CLASS A SHARES[d]
12/31/2014	$25.77	$(0.21)	$3.06	$2.85	$—	$—	$(0.74)	$(0.74)
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—
12/31/2011	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)
12/31/2010	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)

CLASS C SHARES
12/31/2014	$24.59	$(0.39)	$2.90	$2.51	$—	$—	$(0.74)	$(0.74)
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—
12/31/2011	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—
12/31/2010	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)

Burnham Financial Long/Short Fund
CLASS A SHARES
12/31/2014	$13.90	$(0.14)	$1.81	$1.67	$—	$—	$(0.65)	$(0.65)
12/31/2013	11.40	(0.00)[b]	2.68	2.68	—	—	(0.18)	(0.18)
12/31/2012	9.39	(0.06)	2.44	2.38	—	—	(0.37)	(0.37)
12/31/2011	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)
12/31/2010	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)

CLASS C SHARES
12/31/2014	$13.32	$(0.23)	$1.73	$1.50	$—	$—	$(0.65)	$(0.65)
12/31/2013	11.01	(0.09)	2.58	2.49	—	—	(0.18)	(0.18)
12/31/2012	9.14	(0.13)	2.37	2.24	—	—	(0.37)	(0.37)
12/31/2011	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)
12/31/2010	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)

18	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

				Ratio to average net assets %
						Ratio of total
				Ratio of total		expenses
	Net asset		Net assets,	expenses after		before		Ratio of net	Portfolio
Redemption	value,	Total	end of period	reimbursement/		reimbursement/		investment	turnover
fees[a,b]	end of period	return %	(in $000’s)	recovery[6]		recovery[6]		income (loss)	rate %

$0.00	$37.64	8.04	$124,215	1.36		1.36		0.25	24
0.00	36.76	24.28	145,480	1.33		1.33		0.53	45
0.00	31.65	12.61	145,034	1.38		1.43		0.91	82
0.00	29.00	5.40	90,790	1.40		1.40		0.35	89
0.00	28.70	22.45	80,940	1.51		1.44		0.22	58

$0.00	$35.23	7.25	$15,417	2.11		2.11		(0.50)	24
0.00	34.65	23.32	17,810	2.08		2.08		(0.22)	45
0.00	30.16	11.77	13,542	2.13		2.18		0.16	82
0.00	27.84	4.64	1,618	2.14		2.14		(0.35)	89
0.00	27.80	21.60	459	2.26		2.19		(0.62)	58

$0.00	$27.88	11.11	$76,726	1.80		1.64		(0.79)	106
0.00	25.77	35.42	77,206	1.80		1.81		(0.56)	126
0.00	19.03	23.41	46,157	1.70		2.24		(0.35)	168
0.00	15.42	(10.34)	37,801	1.80		1.90		(0.39)	129
0.00	17.21	2.07	44,248	1.80		1.73		0.05	137

$0.00	$26.36	10.26	$12,180	2.55		2.39		(1.54)	106
0.00	24.59	34.37	7,258	2.55		2.56		(1.31)	126
0.00	18.30	22.49	3,895	2.43		2.99		(1.08)	168
0.00	14.94	(11.02)	2,199	2.55		2.63		(1.15)	129
0.00	16.79	1.30	3,468	2.56		2.48		(0.62)	137

$0.00	$14.92	12.08	$70,544	2.30	[e]	2.35	[f]	(0.95)[g]	131
0.00	13.90	23.52	67,912	2.27	[e]	2.41	[f]	(0.02)[g]	172
0.00	11.40	25.38	50,459	2.18	[e]	2.69	[f]	(0.61)[g]	204
0.00	9.39	(15.26)	54,851	2.63	[e]	2.75	[f]	(1.08)[g]	148
0.00	11.92	2.41	101,610	2.38	[e]	2.30	[f]	0.06 [g]	159

$0.00	$14.17	11.33	$10,614	3.00	[h]	3.05	[i]	(1.65)[j]	131
0.00	13.32	22.62	8,529	2.97	[h]	3.11	[i]	(0.72)[j]	172
0.00	11.01	24.54	7,140	2.86	[h]	3.39	[i]	(1.29)[j]	204
0.00	9.14	(15.85)	6,504	3.33	[h]	3.46	[i]	(1.77)[j]	148
0.00	11.67	1.69	11,160	3.08	[h]	3.00	[i]	(0.68)[j]	159

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
d	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.
e	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.80%, 1.75%, 1.59%, 1.74% and 1.99%, for 12/31/2014, through 12/31/2010, respectively.
f	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.85%, 1.89%, 2.10%, 1.95% and 2.11%, for 12/31/2014, through 12/31/2010, respectively.
g	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.45%), 0.51%, (0.02)%, (0.27)% and (0.44)%, for 12/31/2014, through 12/31/2010, respectively.
h	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.50%, 2.45%, 2.27%, 2.44% and 2.69%, for 12/31/2014, through 12/31/2010, respectively.
i	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.55%, 2.59%, 2.80%, 2.65% and 2.82%, for 12/31/2014, through 12/31/2010, respectively.
j	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (1.15%), (0.19)%, (0.70)%, (0.94)% and (0.72)%, for 12/31/2014, through 12/31/2010, respectively.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

1. Valuing Securities

Accounting Policies

General:

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services —Investment Companies.

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and the price at which a security is sold could be material. Securities for which market quotations are not readily available, or that have quotations which Burnham Asset Management (the ‘‘Adviser’’) believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the funds’ Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (‘‘NOCP’’) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash equivalent investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash equivalent investments whose maturity is longer than 60 days, the funds apply the same methodology used to value bonds.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks to markets the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by the Adviser. During the year ended December 31, 2014, the Burnham Financial Long/Short Fund sought to sell short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked to markets to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times cash, US government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the year ended December 31, 2014, only the Burnham Financial Long/Short Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same

20	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. During the year ended December 31, 2014 the Funds did not engage in securities lending.

Use of Management Estimates

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3. Adviser Fees

Burnham Asset Management Corporation (the ‘‘Adviser’’) serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Long/Short Fund	0.90%

The Adviser’s basic fee with respect to Burnham Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month.

4. Distribution Fees and Commissions

Burnham Securities Inc. (the ‘‘Distributor’’) serves as principal underwriter and distributor to the funds pursuant to a distribution agreement. The funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), to reimburse the Distributor for services provided for distributing shares of the funds.

The funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Long/Short Fund	0.30%	0.75%

The funds pay the Distributor a service fee of:

Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Long/Short Fund	0.25%

For the year ended December 31, 2014, the Distributor also received fees from shareholder transactions and portfolio trades as follows:

Class A
Sales
	Commission/	Class A	Class C	Broker
	CDSC	CDSC	CDSC	Commissions
Burnham Fund	$ 6,524	$ —	$ 1,274	$ 41,075
Burnham Financial Services Fund	$ 9,149	$ —	$ 1,145	$ —
Burnham Financial Long/Short Fund	$ 17,477	$ —	$ 871	$ —

5. Offering Price

For Class A shares, the offering price, with maximum 5% front-end sales charge at December 31, 2014 was $39.62, $29.35 and $15.71 for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund, respectively. The redemption price is equal to the net asset value (‘‘NAV’’). For Class C shares, the offering price is NAV and the redemption price varies with any contingent deferred sales charge (‘‘CDSC’’) charged.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

6. Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Burnham Investors Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the ‘‘Agreement’’) for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Long/Short Fund share class by limiting ‘‘other expenses’’ to 0.65%. The Agreement will terminate on April 30, 2015 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for, interest charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the year ended December 31, 2014, the dividend expense and interest expense for securities sold short were $300,955 and $58,134, respectively, for Burnham Financial Long/Short Fund. For the year ended December 31, 2014, there were no extraordinary expenses allocated to the funds.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser with respect to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.

For the year ended December 31, 2014, the Adviser’s net recoupment or net reimbursement was as follows:

		Subject to
		Recoupment until 12/31:
	Reimbursement	2015	2016	2017
Burnham	$ —	$ 103,141	$ 8,087	$ —
Financial
Services Fund
Burnham	$38,330	$ 207,055	$ 93,705	$ 38,330
Financial
Long/Short
Fund

There were recoupments of $134,283 in Burnham Financial Services Fund for the year ended December 31, 2014.

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2014, were as follows:

	Purchases	Sales
Burnham Fund	$33,947,906	$(68,567,579)
Burnham Financial Services Fund	$89,747,478	$(94,783,488)
Burnham Financial Long/Short Fund	$94,515,228	$(99,942,811)

Written option activity for the funds was as follows:

Burnham Fund
	Number
	of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2013	100	$301,491
Call Option Written	100	296,190
Call Option Closed	(200)	(597,681)
Call Option Outstanding at December 31, 2014	—	$—

Burnham Financial Long/Short Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2013	3,750	$346,538
Put Option Outstanding at December 31, 2013	7,150	897,361
Call Option Written	500	74,253
Put Option Written	20,625	3,441,573
Call Option Expired	(2,006)	(171,756)
Put Option Expired	(2,600)	(385,129)
Call Option Closed	(500)	(31,662)
Put Option Closed	(23,674)	(3,613,553)
Call Option Exercised	(1,244)	(143,120)
Put Option Exercised	(251)	(55,777)
Call Option Outstanding at December 31, 2014	500	$74,253
Put Option Outstanding at December 31, 2014	1,250	$284,475

22	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

8. Distributions and Taxes

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

The Adviser has reviewed the tax positions for each of the three open tax years as of December 31, 2014 and has determined that no provisions for income taxes are required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2014 and 2013 is as follows:

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
2014	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$678,746	$872,121	$2,088,417
Long-Term Capital Gain	6,659,928	1,463,582	1,251,923
Collectible Gain	—	—	—
	$7,338,674	$2,335,703	$3,340,340

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
2013	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$1,202,887	$—	$975,644
Long-Term Capital Gain	8,666,685	—	—
Collectible Gain	726,103	—	—
	$10,595,675	$—	$975,644

As of December 31, 2014, the components of distributable earning on a tax basis were as follows:

			Burnham
		Burnham	Financial
	Burnham	Financial	Long/Short
	Fund	Services Fund	Fund
Undistributed Ordinary Income	$—	$568,549	$319,681
Undistributed long-Term Capital Gains	2,318,993	310,320	393,216
Accumulated Capital and other Losses	(1,228,689)	—	—
Unrealized Appreciation on Investments	69,957,338	19,695,644	17,004,396
Unrealized Appreciation (Depreciation) on short securities and options written	—	—	(1,207,352)
Total Accumulated Earnings	$71,047,642	$20,574,513	$16,509,941

Under the Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Burnham Fund, Financial Services Fund, and Financial Long/Short Fund have no capital loss carryforwards.

During the fiscal year ended December 31, 2014, the Financial Services Fund utilized $496,436 of capital loss.

At December 31, 2014, Burnham Fund had Deferred Post-October losses of $113,804.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2014, the permanent book and tax basis differences were as follows:

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
	Fund	Fund	Fund
Increase/(Decrease) to Undistributed Net Investment Income/(Loss)	$(461,077)	$749,808	$752,104
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$793,621	$(746,533)	$(752,104)
Increase/(Decrease) to Paid-In Capital	$(332,544)	$(3,275)	$—

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the year ended December 31, 2014, Burnham Financial Services Fund owned shares of the following affiliated security. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

			Proceeds	Realized
	Value at	Cost of	from	Gain/	Value at	Dividend
Affiliate	12/31/13	Purchases	Sales	(Loss)	12/31/14	Income
Peregrine Holdings LLC	$295,281	$—	$—	$(3,275)	$292,006	$—

11. Restricted Securities

Each fund may not invest more than 15% of net assets in securities subject to legal or contractual risks (‘‘restricted securities’’). At December 31, 2014, Burnham Financial Services Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the ‘‘1933 Act’’). The value of this security is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to ‘‘qualified institutional buyers’’ under Rule 144A of the 1933 Act.

	Description,
	Date of
	Purchase,
Fund	% of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Peregrine Holdings LLC 05/31/02 0.33%	275,000	$292,006	$292,006

12. Fund Risks

Burnham Financial Services Fund and Burnham Financial Long/Short Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

• Bank viability/liquidity

• Change in income conditions and interest rates

• Financial companies may fall out of favor

• Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, Burnham Financial Services Fund and Burnham Financial Long/Short Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders of Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund are subject to a redemption fee equal to 2.00% of the proceeds for redemption transactions made within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (‘‘ASC 820’’) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s valuation committee’s own assumptions

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2014	Level 1	Level 2	Level 3	Total
Burnham Fund
Assets
Common Stock:
Consumer Discretionary	$26,651,650	$—	$—	$26,651,650
Consumer Staples	12,970,800	—	—	12,970,800
Energy	18,806,510	—	—	18,806,510
Financial Services	19,807,260	—	—	19,807,260
Health Care	16,612,100	—	—	16,612,100
Industrials	3,115,800	—	—	3,115,800
Information Technology	31,857,375	—	—	31,857,375
Telecommunications Services	4,949,450	—	—	4,949,450
Short-Term Instruments:	—	4,056,984	—	4,056,984
Total	$134,770,945	$4,056,984	$—	$138,827,929

Burnham Financial Services Fund
Assets
Common Stock:
Banks	$64,555,860	$—	$—	$64,555,860
Diversified Financials	6,068,645	—	292,006	6,360,651
Thrifts & Mortgage Finance	15,413,668	—	—	15,413,668

Warrants:
Banks	2,146,000	—	—	2,146,000
Short-Term Instruments:	—	427,345	—	427,345
Total	$88,184,173	$427,345	$292,006	$88,903,524

At December 31, 2014	Level 1	Level 2	Level 3	Total
Burnham Financial Long/Short Fund
Assets
Common Stock:
Banks	$54,431,867	$—	$—	$54,431,867
Diversified Financials	10,347,012	—	—	10,347,012
Thrifts & Mortgage Finance	11,946,178	—	—	11,946,178

Warrants:
Banks	2,146,000	—	—	2,146,000
Options-Long	449,700	101,500	—	551,200
Short-Term Instruments:	—	1,616,311	—	1,616,311
Total	$79,320,757	$1,717,811	$—	$81,038,568

Liabilities
Short Sales	(20,026,076)	—	—	(20,026,076)
Written Options	(135,500)	(89,700)	—	(225,200)
Total	$(20,161,576)	$(89,700)	$—	$(20,251,276)

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the year ended December 31, 2014:

Level 3
Burnham Financial Services Fund	Assets
Common Stock:
Balance, January 1, 2014	$295,281
Sale	—
Realized (loss)	(3,275)
Change in Unrealized Appreciation	—
Balance, December 31, 2014	$292,006

When determining values the valuation committee of the Board of Trustees (‘‘Board’’) may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of December 31, 2014 are as follows:

Burnham	Fair Value
Financial	at	Valuation	Unobservable
Services Fund	12/31/2014	Technique(s)	Input	Range
Common Stocks	$292,006	Capital Value	Discount	0%
Warrants	—	Capital Value	Discount	0%

Burnham
Financial	Fair Value
Long/Short	at	Valuation	Unobservable
Fund	12/31/2014	Technique(s)	Input	Range
Warrants	$ —	Capital Value	Discount	0%

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

15. Disclosures about Derivative Instruments and Hedging Activities

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following table presents by financial instrument, each Fund’s derivative liabilities net of related collateral held at December 31, 2014:

	Gross Amount
	of Derivative
	Liabilities in	Collateral
	the Statements	Pledged by
	of Assets and	Financial	Net
	Liabilities[1]	Instruments[2]	Amount
Burnham Financial
Long/Short Fund
Written options, at value	$225,200	$(225,200)	$—
Securities sold short	20,026,076	(29,684,822)	9,658,746

[1]	Absent an event of default, derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]	In some cases, the actual collateral pledged may be more than the amount shown here due to overcollateralization. Collateral requirements differ by derivative and the enforceability of the right to offset may vary by jurisdiction.

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (‘‘ASC 815’’) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of December 31, 2014:

Fair Value of Derivative Instruments

As of December 31, 2014

Asset Derivatives

	Derivatives	Statements
	not accounted for as	of Assets &
	hedging instruments	Liabilities
Fund	under ASC 815	Location	Fair Value
Burnham Financial	Equity Contracts	Warrants	$2,146,000
Services Fund
Burnham Financial	Equity Contracts	Warrants	2,146,000
Long/Short Fund

Fair Value of Derivative Instruments

As of December 31, 2014

Liability Derivatives

	Derivatives	Statements
	not accounted for as	of Assets &
	hedging instruments	Liabilities
Fund	under ASC 815	Location	Fair Value
Burnham Financial	Equity Contracts	Options	$225,200
Long/Short Fund		written, at
value
Burnham Financial	Equity Contracts	Total	551,200
Long/Short Fund		investment
at value

The Effect of Derivative Instruments on the Statements of Operations

For the Year Ended December 31, 2014

	Change in
	Derivatives not			Change in
	accounted for			Unrealized
	as hedging	Location of	Realized	Appreciation
	instruments	Gain or (Loss)	Gain or (Loss)	or
Fund	under ASC 815	on Derivatives	on Derivatives	(Depreciation)
Burnham Fund	Equity Contracts	Realized gain on written options	$64,529
		Net unrealized (depreciation) on written options transactions		$(26,391)

Burnham Financial Services Fund	Warrants	Net unrealized appreciation on warrant transactions		$426,000

Burnham Financial	Equity	Realized (loss) on purchased options	$(1,375,442)

Long/Short Fund	Contracts	Realized gain on written options	$2,746,706

		Net unrealized (depreciation) on purchased options transactions		$(55,994)

		Net unrealized (depreciation) on written options transactions		$(404,921)

	Warrants	Net unrealized appreciation on warrant transactions		$426,000

The derivative instruments outstanding as of period end as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

16. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

26	NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of Burnham Fund, Burnham Financial Services Fund or Burnham Financial Long/Short Fund (the ‘‘funds’’), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
	Actual Expenses			(5% Return Before Expenses)
			Expenses Paid			Expenses Paid
	Beginning	Ending	During	Beginning	Ending	During
	Account	Account	Period*	Account	Account	Period*
	Value	Value	7/1/2014-	Value	Value	7/1/2014 -	Expense
	7/1/2014	12/31/2014	12/31/2014	7/1/2014	12/31/2014	12/31/2014	Ratio*
Burnham Fund
Class A	$1,000	$1,028	$6.96	$1,000	$1,018	$6.92	1.36%
Class C	1,000	1,024	10.77	1,000	1,015	10.72	2.11%
Burnham Financial Services Fund
Class A	$1,000	$1,064	$9.36	$1,000	$1,016	$9.15	1.80%
Class C	1,000	1,060	13.24	1,000	1,012	12.93	2.55%
Burnham Financial Long/Short Fund
Class A	$1,000	$1,074	$12.30	$1,000	$1,013	$11.94	2.35%
Class C	1,000	1,070	15.89	1,000	1,010	15.43	3.05%

*	Expenses are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

OTHER INFORMATION	27

Other Information (Unaudited) (Continued)

Shareholder Meeting Results

A special meeting of shareholders of Burnham Investors Trust (the ‘‘Trust’’) was held on December 11, 2014 to approve:

(1)	a new advisory agreement between the Trust, on behalf of each of its series, the Burnham Fund, the Burnham Financial Long/Short Fund, and the Burnham Financial Services Fund (each, a ‘‘Fund’’), and Burnham Asset Management Corp.(the ‘‘Adviser’’).

(2)	a new sub-advisory agreement among the Trust, on behalf of the Burnham Financial Services Fund, the Adviser and Mendon Capital Advisors Corp.

Shareholders of record of each Fund on October 1, 2014 were eligible to vote at the meeting. A majority of the votes cast at the meeting approved the new advisory and sub-advisory agreements with respect to each Fund by the following votes:

	Number of
	Shares
	Outstanding		Shares For		Shares Against		Shares Abstained
Name of Fund	on Record Date	Proposal	Number	Percent	Number	Percent	Number	Percent
Burnham Fund	3,731,562.738	1	1,761,538	89.35%	36,165	1.83%	173,711	8.81%
Burnham Financial Services Fund	3,205,508.708	1	1,340,645	83.11%	61,889	3.84%	210,620	13.06%
		2	1,336,495	82.85%	65,306	4.05%	211,352	13.10%
Burnham Financial Long/Short Fund	4,963,141.391	1	2,112,663	82.84%	42,407	1.66%	395,349	15.50%

28	OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (‘‘SEC’’) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (‘‘PRR’’) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information (Unaudited)

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Burnham Fund, Financial Services Fund and Financial Long/Short Fund, respectively, designate income dividends of 100.00%, 83.57% and 32.68% as qualified dividend income paid during the fiscal year ended December 31, 2014.

Of the ordinary income (including short-term capital gain) distributions made by the Burnham Fund, Financial Services Fund and Financial Long/Short Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were, 100.00%, 84.63% and 33.02% for the fiscal year ended December 31, 2014.

For Federal income tax purposes, the Burnham Fund, Financial Services Fund and Financial Long/Short Fund, respectively, designate long-term capital gain dividends of $6,659,928, $1,463,582 and $1,251,923 for the year ended December 31, 2014.

OTHER INFORMATION	29

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

Factors Considered by the Independent Trustees in Approving the Investment Advisory and Sub-Advisory Agreements

On July 23, 2014, Burnham Financial Group, Inc. (‘‘Burnham Financial’’), the former parent company the Adviser, and Jon M. Burnham, individually and as representative of the J. Burnham Family Group, and certain other individuals, entered into an Amended and Restated Loan and Stock Purchase Option Agreement with COR Fund Advisors, LLC and BAM Holdings LLC (‘‘BAM Holdings’’ or the ‘‘Acquiring Party’’) pursuant to which, among other things, BAM Holdings would purchase all of the issued and outstanding capital stock of the Adviser (the ‘‘Transaction’’). Prior to the closing of the Transaction, the Board of Trustees of the Trust (the ‘‘Board’’) and shareholders of each Fund approved a new investment advisory agreement with the Adviser (the ‘‘New Advisory Agreement’’), the Board and shareholders of the Burnham Financial Services Fund approved a new sub-advisory agreement among the Trust, the Adviser and Mendon Capital Advisors Corp. (‘‘Mendon’’), and the Board approved a new sub-advisory agreement among the Trust, the Adviser and Mendon with respect to the Burnham Financial Long/Short Fund.

The Trustees unanimously approved the New Advisory Agreement for each Fund and the new sub-advisory agreements for the Burnham Financial Services Fund and Burnham Financial Long/Short Fund (the ‘‘New Sub-Advisory Agreements’’ and, collectively with the New Advisory Agreement, the ‘‘New Agreements’’) at a meeting held on October 1, 2014.

In anticipation of the Transaction, the Trustees who have no direct or indirect interest in the Transaction and who are not ‘‘interested persons’’ (as defined in the 1940 Act) of the Trust (the ‘‘Independent Trustees’’) and the interested Trustee received and reviewed a substantial amount of information provided by the Adviser and the Acquiring Party in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from the Adviser and the Acquiring Party.

During each meeting at which the Independent Trustees considered the New Advisory Agreement and Sub-Advisory Agreement, they met in executive session with their independent legal counsel. The Independent Trustees also met separately with Devon Archer and with management of the Adviser on three different occasions. In all, the Independent Trustees convened formally on multiple separate occasions to consider whether it would be in the best interests of each Fund and shareholders to approve the New Agreements and convened informally on many other occasions to discuss outstanding issues. As they considered the New Agreements, the Independent Trustees were advised by independent legal counsel.

At these meetings, the Board, including the Independent Trustees, received and considered materials relating to the Adviser’s and Mendon’s investment and management services.

These materials included: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, including to an affiliate of the Adviser, and the use of ‘‘soft‘‘ commission dollars to pay for research and brokerage services; and (vii) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s and Mendon’s compliance departments.

In addition, in evaluating the New Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by the Adviser, the Acquiring Party and Mendon, including without limitation information regarding the Adviser, the Acquiring Party, Mendon, their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of the Adviser, the Acquiring Party and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of the Adviser and Mendon to provide advisory services to the Funds and, in the case of the Adviser, to supervise Mendon in its provision of sub-advisory services to the Burnham Financial Services Fund and Burnham Financial Long/Short Fund both before and following the Transaction. The Burnham Financial Services Fund and Burnham Financial Long/Short Fund are referred to collectively in this section as the Financial Funds.

Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	the fees charged by the Adviser for investment advisory and administrative services, as well as other compensation received by the Adviser and its affiliates;

•	the fees paid to Mendon by the Adviser;

•	the waivers of fees and reimbursements of expenses at times by the Adviser and current expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by Lipper);

•	investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of the Adviser and Mendon) providing services to the Funds both before and following the Transaction and the historical quality of the services provided by the Adviser and Mendon; and

30	OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

•	the profitability to the Adviser and the Distributor of managing, administering and distributing the Funds and the methodology in allocating expenses to the management of the Funds.

In considering the approval of the New Agreements, the Independent Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Independent Trustees to approve the New Agreements are discussed below:

Nature, Extent, and Quality of Services. The Independent Trustees considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including portfolio management for the Burnham Fund and supervision of Mendon for the Financial Funds, supervision of operations for all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Independent Trustees in their capacity as trustees, providing the services of a Chief Compliance Officer for the Trust and other services. The Independent Trustees noted the Funds’ record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by the Adviser (in both its capacity as adviser and administrator) in an increasingly regulated industry. With regard to Mendon, the Independent Trustees considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Financial Funds. The Board, including the Independent Trustees, considered Mendon’s relationship with RMB Capital Management, LLC, and the provision of certain services to be provided by RMB (‘‘RMB’’). In this connection, the Board met with the chief compliance officer of Mendon.

In connection with the Transaction, the Trustees also considered information such as (i) the Adviser’s financial condition following consummation of the Transaction; (ii) the experience of the Adviser’s investment professionals; (iii) the reputation, financial strength, regulatory histories and resources of the Acquiring Party; (iv) information on the approach of the Acquiring Party to retention and compensation of investment and other personnel; (iv) the management structure of the Adviser following consummation of the Transaction and the intentions of the Acquiring Party with respect to management of the Funds and the Adviser; and (v) the fact that the Acquiring Party, and not the Funds, would bear all costs of obtaining approvals of the New Advisory Agreements, including legal and Trustee fees and costs resulting from the Transaction. The Trustees reviewed each of these factors in light of the expected change of control of the Adviser and the likelihood of possible changes as a result of the Transaction.

The Independent Trustees concluded that the expected nature, quality and extent of the services to be provided by the Adviser, its affiliates and Mendon under the New Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by the Adviser and Mendon, as applicable. The Independent Trustees concluded that the Adviser currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Independent Trustees considered that the Adviser had maintained its investment management capacity and resources throughout a difficult economic environment. The Independent Trustees took into consideration that the Acquiring Party had offered its assurances that the services provided to the Funds following the Transaction would be consistent with the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Independent Trustees considered that the investment and other personnel at the Adviser and Mendon would be unchanged and based on representations that such personnel would remain in place following the change in control, the Independent Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Investment Performance of the Funds. The Independent Trustees considered short-term and long-term investment performance for the Burnham Fund over various periods of time as compared to both relevant indices and the performance of such Fund’s Lipper peer group. The Independent Trustees recognized, based upon presentations from the Adviser relating to investment performance and fund strategy, that Burnham Fund investments are not selected with a conscious growth or value bias in mind, and took note that the Burnham Fund’s style categorization had changed over time. Rather, the Independent Trustees understood the risk-averse style employed by the Adviser and the emphasis on long-term holding periods, both of which distinguish the Burnham Fund’s investment style from many other large-cap growth funds included in the Lipper materials. The Independent Trustees recognized that the Burnham Fund had underperformed in the recent period and that it was now ranked in the fifth quintile for the one- and three-year periods, in the fourth quintile for the five-year period and in the third quintile for the ten-year period ended December 31, 2013, in relation to its Lipper peer group. The Independent Trustees also considered the S&P 500® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500® Index and those typically held by the Burnham Fund. The Independent Trustees noted that while relative performance had lagged in the one-year period, the actual performance was still strong. The Independent Trustees concluded that, although past performance is not necessarily indicative of future results, the overall long-term performance record of the Burnham Fund was satisfactory when viewed in the context of its historic investment style, was consistent with the Fund’s investment approach consistently communicated to investors, and was an important factor in the evaluation of the quality of services provided by the Adviser under the advisory agreement for the Burnham Fund.

OTHER INFORMATION	31

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

The Independent Trustees also considered the investment performance of the Financial Funds, for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Lipper materials and to relevant indices over available time periods. The Independent Trustees noted the specialized nature of these Funds and the lingering impact of the financial crisis on financial services companies and on the Financial Funds’ more recent performance. The Independent Trustees noted the disappointing relative results of the Burnham Financial Long/Short Fund, but noted the difficulty of identifying a comparable peer group. The Fund had ranked in the fifth quintile against its Lipper Peer Group for the one- and three-year periods and in the fourth quintile for the five-year period ended December 31, 2013. In contrast, the Burnham Financial Services Fund now ranked in the third quintile for the one-year and 2nd quartile for the three-year period ended December 31, 2013 against its Lipper Peer Group. The Independent Trustees recognized the performance challenges of these Funds given their investment mandates and style and the current market conditions affecting financial stocks, and noted that Mendon was taking steps to address the Financial Funds’ performance. The Independent Trustees determined to continue to monitor performance for improvement.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and Mendon to other accounts (if any) with similar investment mandates. The Independent Trustees viewed favorably the current and historic willingness of the Adviser to limit the total expense ratios of certain Funds and the agreement to contractually waive fees and reimburse expenses currently in effect. The Independent Trustees noted that the contractual management fees for the Burnham Fund were slightly below the median within its Lipper category, and that those for the Financial Funds were close to or above the median of their Lipper category. The Independent Trustees considered that the higher relative expense ratios for the Funds were primarily related to the small size of the Funds and of the fund complex as a whole. The Independent Trustees concluded that, for each Fund, the advisory fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser and Mendon and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

Profitability and Costs of Services to the Adviser. The Independent Trustees considered the materials concerning the Adviser’s profitability and costs attributable to the Funds as part of the fund complex. The Independent Trustees recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Independent Trustees recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Lipper. The Independent Trustees also considered whether the amount of the Adviser’s profit (if any) is a fair entrepreneurial profit for the management of the Funds. The Independent Trustees also were aware of the impact of lower aggregate Fund assets on the Adviser’s fees and the amount of expenses being absorbed due to contractual expense waivers. The Independent Trustees concluded that the Adviser’s profitability for each Fund (if any) was not excessive, particularly in light of the quality of the services being provided to the Funds. In this regard, the Independent Trustees asked for and received assurances from the Adviser and the Acquiring Party regarding the adequacy of the Adviser’s financial resources going forward. The Independent Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by the Adviser and the Funds are not directly responsible for paying such fees.

Extent of Economies of Scale as the Funds Grow. The Independent Trustees considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Independent Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Independent Trustees did not believe that significant (if any) economies of scale have been achieved.

Whether Fee Levels Reflect Economies of Scale. The Independent Trustees also considered enhancements in personnel and services provided to the Funds by the Adviser in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Independent Trustees recognized that the Adviser and the Funds have benefited as a result of lower fees to certain service providers in recent years.

Other Relevant Considerations.

(a) Personnel and Methods. The Independent Trustees considered the size, education and experience of the staff of the Adviser and Mendon both before and following the Transaction. The Independent Trustees also considered the favorable history, reputation, qualifications and background of the Adviser and Mendon, as well as the qualifications of their personnel, and concluded that each of the Adviser and Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.

(b) Other Benefits. The Independent Trustees also considered the character and amount of other direct and incidental benefits received by the Adviser, Mendon and their affiliates from their association with the Funds, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by, the Distributor. The Independent Trustees concluded that potential ‘‘fall-out’’ benefits that the Adviser, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in

32	OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

some cases benefit the Funds. The Independent Trustees further took into account and relied upon certain undertakings and agreements made by the Adviser and the Acquiring Party relating to ongoing financing, management, control and reporting.

Section 15(f) of the 1940 Act. The Independent Trustees also considered whether the arrangements between the Adviser, the Acquiring Party and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be ‘‘interested persons’’ (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an ‘‘unfair burden’’ must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term ‘‘unfair burden’’ is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Independent Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be ‘‘interested persons’’ (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser represented that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Independent Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, the Adviser had represented that it would not seek any change that would impose an ‘‘unfair burden’’ on the Trust.

Conclusion. In considering the New Agreements, the Independent Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Independent Trustees that shareholders of the Burnham Fund had received satisfactory performance at reasonable fees. With respect to the Financial Funds, it was the judgment of the Independent Trustees that the Funds’ performance, which was achieved at reasonable prices, was acceptable given the context of their investment strategies and the sectors in which they invest. As a part of its decision-making process, the Independent Trustees noted that the Adviser and Mendon have long-standing relationships with the Funds they advise or sub-advise, as applicable, and the Independent Trustees believe that a long-term relationship with capable, conscientious advisers is in the best interests of the Funds and their shareholders. The Independent Trustees considered, generally, that shareholders invested in the Funds knowing that the Adviser or Mendon, as applicable, managed the Funds and knowing their investment management fee schedules. As such, the Independent Trustees considered, in particular, whether the Adviser and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders. After full consideration of the above factors, as well as other factors that the Independent Trustees considered instructive in evaluating the New Agreements, the Independent Trustees unanimously concluded that the approval of the New Agreements was in the best interest of each Fund and its shareholders, and approved the New Agreements through June 30, 2015.

OTHER INFORMATION	33

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

Burnham Investors Trust

We have audited the accompanying statements of assets and liabilities of Burnham Investors Trust (comprising the Burnham Fund, Burnham Financial Services Fund, and Burnham Financial Long/Short Fund, the ‘‘Funds’’), including the schedules of Portfolio Holdings, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2010 were audited by other auditors whose report dated February 24, 2011 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian, brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2015

34	AUDITOR OPINION

AFFILIATED TRUSTEES

Trust Position(s);
Name, Year Born	Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Jon M. Burnham	Chairman, President	Chairman and CEO of Burnham Asset Management Corp.,
1936	CEO; 1989	since 1995; Director of Burnham Asset Management Corp. and
Burnham Securities, Inc., since 1989

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Office(s) Held;
Name, Year Born	Year Appointed	Principal Occupation(s) during the Last Five Years
Pat Colletti	Chief Financial	Independent Consultant (2010 - 2012); First Vice President,
1958	Officer and	Burnham Asset Management Corporation (2004 - 2010)
Treasurer since
June 22, 2012,
Interim Chief
Compliance Officer
and Secretary since
May 29, 2014

Debra B. Hyman	Executive Vice	Vice President, Chief Compliance Officer and Director of
1961	President; 1989	Burnham Asset Management Corp. and Vice President of
Burnham Securities Inc., since 1989

Frank A. Passantino	First Vice President,	First Vice President of Burnham Asset Management Corp. and
1964	Assistant Secretary;	Burnham Securities Inc., since 1990
1990 and
Anti-Money
Laundering
Compliance Officer;
1999

Ronald M. Geffen	Vice President;	Managing Director of Burnham Asset Management Corp. and
1952	1990	Burnham Securities Inc., since 1990

INDEPENDENT TRUSTEES
Name, Year Born	Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Bruce Mac Corkindale*	2010	President and Managing Partner, Bruce Mac Corkindale, CPA,
1950		P.C., since 1985

Margaret M. Eisen	2013	Managing Director, CFA Institute, 2005 - 2008; Chief
1953		Investment Officer, EAM International (finance and asset
		management) 2003 - 2013; Board of Trustees, Columbia
		Wanger Acorn Family of Mutual Funds, 2002 - Present;
		Principal Transactions Committee of Board of Directors,
		One William Street, 2008 - Present; Board of Directors,
		Audit and Compensation Committee, Agenus Corporation,
		2003 - 2009

William F. Connell	2012	Founding Partner, Connell & Andersen LLP, formerly Connell &
1944		Taylor (1983 to present); and Founding Partner Connell &
		Wiener (1983 to present); Director, Sumitomo Trust and
		Banking Co. (USA) Ltd. (1989 - 2007)

* Retired from service as of February 24, 2015

Distributor

Burnham Securities Incorporated

1325 Avenue of the Americas

New York, NY 10019

phone: (800) 874-FUND (3863)

internet: www.burnhamfunds.com

email: contact@burnhamfunds.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the Trust’s website at http://www.burnhamfunds.com.

Adviser/Administrator	Legal Counsel
Burnham Asset Management Corporation	Drinker Biddle & Reath LLP
1325 Avenue of the Americas	One Logan Square,
New York, NY 10019	Suite 2000
Philadelphia, PA 19103

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian
UMB Bank N.A.
1010 Grand Blvd
Kansas City, MO 64106

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Jon M. Burnham	Chairman
President and Chief Executive Officer	Jon M. Burnham

Pat A. Colletti	Trustees
Chief Financial Officer, Interim Chief Compliance Officer,	William F. Connell
Treasurer and Secretary
Margaret Eisen

Debra B. Hyman	Bruce Mac Corkindale*
Executive Vice President	* Retired from service as of February 24, 2015

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Officer

Ronald M. Geffen
Vice President

SEC file number: 811-00994

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

As of the period ended December 31, 2014 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated November 13, 2003, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Margaret M. Eisen as the Registrant’s audit committee financial expert serving on the Registrant’s audit committee, and determined that Margaret M. Eisen is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,500 for 2014 and $66,600 for 2013.
(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.
(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $18,000 for 2014 and $18,000 for 2013. The services for each of the fiscal years ended December 31, 2014 and December 31, 2013 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.
(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for 2014 and $0 for 2013.
(e)(1)	A copy of the Audit Committee’s policy related to the approval of the audit, audit-related, tax and other services is filed as Exhibit 12(c) to this Form N-CSR.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

(b) 0.00%

(c) 100%

(d) 0.00%

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years are $0 for 2014 and $0 for 2013.
(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Burnham Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, dated November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a)(3)	Not applicable to this filing.
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.
(c)	Policy related to the Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm is furnished as Exhibit 12(c) to this Form N-CSR.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust
By (signature and title) *	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	February 27, 2015

By (signature and title)*	/s/ Pat Colletti
Pat Colletti
Chief Financial Officer (Principal Financial Officer)

Date	February 27, 2015